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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                _______________

        Date of Report (Date of earliest event reported): JULY 19, 2004



                          BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

           DELAWARE                 000-22433                75-2692967
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


                            6300 BRIDGEPOINT PARKWAY
                            BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS 78730
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (512) 427-3300


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Registrant issued a press release dated July 19, 2004, which provides an operational update for the Registrant. The text of the press release is attached hereto as Exhibit 99.4.

As of July 19, 2004, Registrant had $36.7 million in borrowings outstanding under its senior credit facility.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit  99.1     Third  Amendment  to  Registration  Rights  Agreement

Exhibit 99.2 Certificate of Elimination of Certificate of Designations of Series B Preferred Stock of Brigham Exploration Company

Exhibit 99.3 Second Amendment to Amended and Restated Subordinated Credit Agreement

Exhibit  99.4     Press  release  dated  July  19,  2004


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     BRIGHAM  EXPLORATION  COMPANY


Date:  July  19,  2004
                                           BY:  /s/ Eugene B. Shepherd, Jr
                                                --------------------------------
                                                Eugene B. Shepherd, Jr.
                                                --------------------------------
                                                Executive Vice President &
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS

     Item  Number             Exhibit
     ------------             -------

     Exhibit  99.1            Third  Amendment  to  Registration
                              Rights  Agreement

     Exhibit 99.2 Certificate of Elimination of Certificate of Designations of Series B Preferred Stock of Brigham Exploration Company

     Exhibit 99.3 Second Amendment to Amended and Restated Subordinated Credit Agreement

     Exhibit  99.4            Press release dated July 19, 2004


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